SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2026

SCS LABS Corporation, on behalf of:

CORPORATE BACKED TRUST CERTIFICATES,

GOLDMAN SACHS CAPITAL I SECURITIES-BACKED SERIES 2004-6 TRUST

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32131	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SCS LABS Corporation 200 Continental Drive, Suite 401, Newark, Delaware	19713
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 215-1680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6	JBK	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Trust, which we refer to herein as the “Trust,” was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee (the “Trustee”), as supplemented by the Series Supplement in respect of the Trust dated as of March 19, 2004.

The Depositor is no longer a subsidiary of Lehman Brothers Holdings Inc. (“LBHI”) and changed its name to SCS LABS Corporation in August 2022.

Item 8.01.	OTHER EVENTS

On August 17, 2026, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The Goldman Sachs Group, Inc., the issuer of the junior subordinated debentures, the sole assets held by the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For information on The Goldman Sachs Group, Inc. please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under The Goldman Sachs Group, Inc.’s Exchange Act file number, 001-14965. The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.” Periodic and current reports and other information required to be filed pursuant to the Exchange Act by The Goldman Sachs Group, Inc. may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the issuer of the junior subordinated debentures or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibit is filed as part of this report:

99.1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Certificate Holders for the period ending August 17, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. In preparing this report the Registrant has relied on information provided to it by the Trustee.

Date: August 17, 2026

SCS LABS Corporation

By:	/s/ Paul Edwards
Name:	Paul Edwards
Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Certificate Holders for the period ending August 17, 2026